                                                                    EXHIBIT 99.1


ComBanc, Inc reported a net income for the first quarter of 2004 in the amount of $308,000 or $0.14 per common share versus a net loss of $582,000 or $(0.26) per common share in the first quarter of 2003. The increase in net income for the first quarter of 2004 was significantly driven by the $1,670,000 decrease in the loan loss provision.

Management of the Company continues to work diligently on the items addressed in the Written Agreement dated December 19, 2003. Total Delinquent and Nonaccrual Loans as of March 31, 2004 stood at $6,093,000 as compared to $6,948,000 as of December 31, 2003. This decrease represents a 12.3% improvement since December 31, 2003.

The Company's net interest income decreased from $1,882,000 in the first quarter 2003 to $1,821,000 in the first quarter 2004. The net interest margin for the first quarter 2004 was 3.90% compared to 3.97% for the first quarter 2003. This decline was due to a decrease in the yield on earning assets, which was not fully offset by the decrease in the Company's cost of funds, and an $11,509,000 decrease in the loan portfolio, of which $7,940,000 was reinvested in lower yielding investment securities.

Noninterest income decreased $134,000 or 32.79% in the first quarter 2004 compared to the first quarter 2003. This decrease was the result of a decrease in the gain on the sale of loans of $70,000 or 63.1% and a decrease in other income in the amount of $78,000, of which, $68,000 consisted of mortgage service rights.

Noninterest expense increased to $1,648,000 in the first quarter 2004 from $1,515,000 in the first quarter 2003. This $133,000 increase was mainly due to an increase in Legal and Professional Fees in the amount of $64,000, and an increase in other expense in the amount of $100,000, of which, $87,000 consisted of mortgage service right impairments. The increase in legal and professional fees is due to additional expense incurred to address the Written Agreement and related matters.

Total Gross Loans decreased 1.9% or $2,398,000 from $128,756,000 at December 31, 2003 to $126,358,000 at March 31, 2004. The breakdown of the loan portfolio is detailed in Table 1 below.

TABLE 1:  Analysis of Loan Portfolio Composition

(Dollars in Thousands)

LOAN TYPE

                                  3/31/2004    12/31/2003     DIFFERENCE         %
Construction/Land Development          5,921          7,305         -1,384   -18.95%
R/E Secured by Farmland                4,639          4,598             41     0.89%
Revol Open-end 1-4 Family LOC          5,179          5,294           -115    -2.17%
1-4 Secured by First                  34,836         35,112           -276    -0.79%
1-4 Secured by Junior                    614            550             64    11.64%
R/E Secured by Multi Family R/E        3,142          3,179            -37    -1.16%
R/E Secured by Nonfarm, Nonres        47,766         46,977            789     1.68%
Ag Loans                               1,899          2,449           -550   -22.46%
Commercial Loans                      12,391         12,607           -216    -1.71%
Municipal Loans                        1,028          1,100            -72    -6.55%
Master Card Loans                        520            566            -46    -8.13%
Other Consumer                            11              7              4    57.14%
Consumer Loans                         8,382          8,993           -611    -6.79%
Overdrafts                                30             19             11    57.89%
                                  ----------   ------------   ------------   ------
   Total Loans                       126,358        128,756         -2,398    -1.86%
Loan Loss Reserve                      3,910          3,825             85     2.22%
                                  ----------   ------------   ------------   ------
   Total Net Loans                   122,448        124,931         -2,483    -1.99%
                                  ==========   ============   ============   ======
Serviced FHLMC Mortgages              63,596         63,460            136     0.21%
                                  ----------   ------------   ------------   ------
   Total Loans Serviced              186,044        188,391         -2,347    -1.25%
                                  ----------   ------------   ------------   ------



The Allowance for Loan Losses, at March 31, 2004 was 3.11% of total loans compared to 2.97% at December 31, 2003. This $85,000 increase from December 31, 2003 is summarized in Table 2 below.

TABLE 2:  Analysis of Allowance for Loan Losses

(Dollars in Thousands)



                                              For the
                                               Period
                                               Ended                        For the Years Ended
                                              ---------    ---------------------------------------------------
                                              3/31/2004    12/31/2003    12/31/2002   12/31/2001    12/31/2000
                                              ---------    ----------    ----------   ----------    ----------

Balance of Allowance at Beginning of Year     $   3,825    $    2,050    $    1,815   $    1,331    $    1,832
                                              ---------    ----------    ----------   ----------    ----------

Loans Actually Charged Off -
    Real Estate - Construction                       18           141             -            -             -
    Real Estate - Mortgage                            -           444           317            -             -
    Commercial, Financial and Agricultural            -         1,706           811          281            96
    Installment and Credit Card                      10           284           307          548           890
                                              ---------    ----------    ----------   ----------    ----------
                                                     28         2,575         1,435          829           986
                                              ---------    ----------    ----------   ----------    ----------
Recoveries of Loans Previously Charged Off -
    Real Estate - Construction                        -             -             -            -             -
    Real Estate - Mortgage                            -             -             -           11             -
    Commercial, Financial and Agricultural           40            75           599          458            10
    Installment and Credit Card                      13            95            96           54            55
                                              ---------    ----------    ----------   ----------    ----------
                                                     53           170           695          523            65
                                              ---------    ----------    ----------   ----------    ----------
Net Charge-Offs (Recoveries)                        (25)        2,405           740          306           921
                                              ---------    ----------    ----------   ----------    ----------
Addition to Allowance Charged to Expense             60         4,180           975          790           420
                                              ---------    ----------    ----------   ----------    ----------
Balance of Allowance at Period-End            $   3,910    $    3,825    $    2,050   $    1,815    $    1,331
                                              =========    ==========    ==========   ==========    ==========
Ratio of Net Charge-Offs to Avg.
  Loans Outstanding                              -0.02%         1.79%         0.51%        0.18%          0.55%
Ratio of Allowance for Credit Losses
  to Total Loans                                  3.11%         2.97%         1.46%        1.15%          0.79%




Although there were significant charge-offs in 2003 as noted in table 2, there have been continued delinquency improvements in the first quarter of 2004. The following table shows the change in delinquencies. This can be attributed to managements continued emphasis on workout plans and steady improvement in the local economy.


TABLE 3:  Analysis of Delinquencies
(Dollars in Thousands)


                                               3/31/2004   12/31/2003   12/31/2002    12/31/2001    12/31/2000    12/31/1999
Past due 30 to 89 days and still accruing        $ 2,194      $ 2,758      $ 6,672       $ 9,863       $ 4,502       $ 2,004
Past due 90 days or more and still accruing          275          680          798         2,810         2,587         2,413
Nonaccrual                                         3,624        3,510        8,456         3,455           542           712
                                               ---------   ----------   ----------    ----------     ---------    ----------
     Total delinquencies                         $ 6,093      $ 6,948     $ 15,926      $ 16,128       $ 7,631       $ 5,129
                                               =========   ==========   ==========    ==========     =========    ==========
Total Delinquencies as a percentage of
 total loans                                        4.84%        5.40%       11.37%        10.31%         4.50%         3.17%



Total deposits increased $3,149,000 or 1.8% from December 31, 2003 to March 31, 2004. Table 4 below shows a breakdown of deposits by type at both March 31, 2004 and December 31, 2003. The increase in total deposits is the result of competitive products with aggressive interest rates being offered. Due to the attractive tiered interest rate structure on the money market accounts, these accounts have grown $1,153,000 in the first quarter 2004.

TABLE 4:  Deposit Balances by Type

(Dollars in Thousands)
DEPOSIT TYPE

                                               3/31/2004          12/31/2003        DIFFERENCE          %
Non-interest Bearing DDA                             15,834             15,758                76       0.48%
NOW Accounts                                         25,792             25,017               775       3.10%
MMKT Savings                                         13,292             12,139             1,153       9.50%
Savings                                              33,579             33,093               486       1.47%
Time Deposits                                        86,884             86,225               659       0.76%
                                               ------------       ------------      ------------       -----
   Total Deposits                                   175,381            172,232             3,149       1.83%
                                               ------------       ------------      ------------       -----


Total equity capital increased $516,000 or 2.3% from December 31, 2003 to March 31, 2004. This increase is the result of an increase in retained earnings of $308,000, which is comprised solely of net income. Accumulated other comprehensive income increased $208,000 as the result of an increase in the value of the investment portfolio. Due to the decrease in interest rates in the first quarter of 2004, the value of the investment portfolio increased, resulting in an increase in accumulated other comprehensive income. As of March 31, 2004, the Company was categorized as well capitalized. The following chart illustrates the Company's comparative capital ratios:


                                             3/31/2004      12/31/2003     12/31/2002      12/31/2001      12/31/2000
Tier I leverage ratio                              10.56%         10.49%          10.77%          10.16%         10.61%
Tier I risk-based capital ratio                    17.72%         17.24%          16.88%          15.74%         15.47%
Total risk-based capital ratio                     19.00%         18.52%          18.13%          16.96%         16.34%



ABOUT COMBANC, INC.

ComBanc, Inc. is a publicly held bank holding company based in Delphos, Ohio and is located on the Internet at http://www.commercialbank.com. ComBanc, Inc's common stock symbol is COBI.

The Company currently has 5,000,000 shares of stock authorized, 2,376,000 shares issued and 2,211,014 shares outstanding. ComBanc, Inc's wholly owned subsidiary is The Commercial Bank. The Bank offers a full range of financial services through its offices in Allen County in Northwest Ohio.

FORWARD LOOKING STATEMENTS

The Company has made, and may continue to make, various forward-looking statements with respect to interest rate sensitivity analysis, credit quality and other financial and business matters for 2004 and, in certain instances, subsequent periods. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements for periods subsequent to 2004 are subject to greater uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements. In addition to those factors previously disclosed by the Company and those factors identified elsewhere herein, the following factors could cause actual results to differ materially from such forward looking statements: the extent and timing of actions of the Federal Reserve, changes in economic conditions, continued pricing pressures on loan and deposit products, actions of competitors, customers' acceptance of the Company's products and services, the extent and timing of legislative and regulatory actions and reforms, changes in accounting principles, technological changes and increased technology costs, downturn in demand for loan and deposit products, and changes in the interest rate environment that reduce interest margins. The Company's forward-looking statements speak only as the date on which such statements are made. By making any forward-looking statements, the Company assumes no duty to update them to reflect new, changing or unanticipated events or circumstances.

                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO
                                  -------------

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      -------------------------------------
                                ($ in thousands)




                                                                                     March 31,          December 31,
                                   ASSETS                                               2004                2003
                                                                                  ----------------    ----------------
                                                                                    (unaudited)
Cash and Due from Banks                                                           $          8,836    $          8,297
Federal Funds Sold                                                                          10,767               9,708
                                                                                  ----------------    ----------------
        Cash and Cash Equivalents                                                           19,603              18,005
Investment Securities -
    Available for Sale                                                                      59,604              55,052
Loans Held for Resale                                                                          594                   -
Loans                                                                                      125,764             128,756
Allowance for Loan Losses                                                                   (3,910)             (3,825)
                                                                                  ----------------    ----------------
        Net Loans                                                                          121,854             124,931
Premises and Equipment                                                                       4,385               4,432
Federal Reserve and Federal Home Loan Bank Stock                                             2,030               2,012
Interest Receivable                                                                            826                 760
Other Assets                                                                                 2,514               2,541
                                                                                  ----------------    ----------------
        Total Assets                                                              $        211,410    $        207,733
                                                                                  ================    ================


                      LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
    Noninterest Bearing                                                           $         15,834    $         15,758
    Interest Bearing                                                                       159,547             156,474
                                                                                  ----------------    ----------------
        Total Deposits                                                                     175,381             172,232
Short Term Borrowings                                                                        7,821               7,540
Long Term Debt                                                                               4,389               4,649
Interest Payable                                                                               443                 392
Other Liabilities                                                                              302                 362
                                                                                  ----------------    ----------------
        Total Liabilities                                                                  188,336             185,175
                                                                                  ----------------    ----------------
Commitments and Contingent Liabilities                                                           -                   -
Shareholders' Equity -
    Common Stock - No Par Value
    5,000,000 shares authorized, 2,376,000 issued
        and 2,211,014 outstanding                                                            1,237               1,237
    Capital Surplus                                                                          1,513               1,513
    Retained Earnings                                                                       22,342              22,034
    Accumulated Other Comprehensive Income                                                     699                 491
    Treasury Stock - 164,986 shares at cost                                                 (2,717)             (2,717)
                                                                                  ----------------    ----------------
        Total Shareholders' Equity                                                          23,074              22,558
                                                                                  ----------------    ----------------
        Total Liabilities and Shareholders' Equity                                $        211,410    $        207,733
                                                                                  ================    ================

                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO
                                  -------------

                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------
                     ($ in thousands, except per share data)


                                                                                     For the Three Months Ended
                                                                                             March 31,
                                                                                 -----------------------------------
                                                                                            (unaudited)

                                                                                      2004               2003
                                                                                 ---------------    ---------------
Interest Income:
    Loans Receivable                                                             $         1,950    $         2,233
    Investments Securities
        Taxable                                                                              424                445
        Tax-Exempt                                                                           121                147
    Federal Funds Sold                                                                        24                 20
                                                                                 ---------------    ---------------
            Total Interest Income                                                          2,519              2,845
                                                                                 ---------------    ---------------

Interest Expense:
    Deposits                                                                                 614                835
    Short-Term Borrowings                                                                     23                 14
    Long-Term Debt                                                                            61                114
                                                                                 ---------------    ---------------
            Total Interest Expense                                                           698                963
                                                                                 ---------------    ---------------
Net Interest Income                                                                        1,821              1,882
    Provision for Loan Losses                                                                 60              1,730
                                                                                 ---------------    ---------------
Net Interest Income after Provision for Loan Losses                                        1,761                152

Other Income:
    Service Charges on Deposit Accounts                                                      127                128
    Net Realized Gains on Sales of Available-for-
        sale Securities                                                                       15                  -
    Gain on Sale of Loans                                                                     41                111
    Other Income                                                                              93                171
                                                                                 ---------------    ---------------
            Total Other Income                                                               276                410
                                                                                 ---------------    ---------------

Other Expenses:
    Salaries and Employee Benefits                                                           797                815
    Net Occupancy                                                                            106                 99
    Equipment Expenses                                                                        87                 90
    Data Processing Fees                                                                      99                 93
    Advertising                                                                               31                 52
    Printing and Office Supplies                                                              28                 35
    Legal and Professional Fees                                                              120                 56
    Dues and Memberships                                                                      72                 67
    State Taxes                                                                               60                 60
    Other Expense                                                                            248                148
                                                                                 ---------------    ---------------
            Total Other Expenses                                                           1,648              1,515
                                                                                 ---------------    ---------------

Income/Loss - before Income Tax (Credit)/Expense                                             389               (953)
    Income Tax (Credit)/Expense                                                               81               (371)
                                                                                 ---------------    ---------------
Net Income/(Loss)                                                                $           308    $          (582)
                                                                                 ===============    ===============
Earnings Per Share                                                               $          0.14    $         (0.26)
Cash Dividends Per Share                                                         $          0.00    $          0.12



                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO
                                  -------------

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                 -----------------------------------------------
                                ($ in thousands)



                                                                                                  For the Three Months
                                                                                                        March 31,
                                                                                            ----------------------------------
                                                                                                 2004               2003
                                                                                            --------------     --------------
                                                                                                        (unaudited)
Cash Flows from Operating Activities:
    Net Income/(Loss)                                                                       $          308     $         (582)
    Adjustments to Reconcile Net Income to
            Net Cash Provided by Operating Activities -
        Depreciation and Amortization                                                                   97                104
        Provision for Loan Loss                                                                         60              1,730
        Investment Securities Gains                                                                    (15)                 -
        Federal Home Loan Bank Stock Dividends                                                         (18)               (17)
        Investment Securities Amortization (Accretion), Net                                             81                 77
        Proceeds From Sale of Loans Held For Sale                                                    3,856             10,737
        Originations of Loans Held For Sale                                                         (4,409)           (12,589)
        Gain From Sale of Loans                                                                        (41)              (111)
        Net Change in
            Interest Receivable                                                                        (66)               (59)
            Interest Payable                                                                            51                 31
            Other Assets                                                                                26               (252)
            Other Liabilities                                                                         (166)              (308)
                                                                                            --------------     --------------
            Net Cash (Used) by Operating Activities                                                   (236)            (1,239)
                                                                                            --------------     --------------

Cash Flows from Investing Activities:
    Purchases of Securities Available for Sale/FHLB Stock                                          (11,975)            (4,054)
    Proceeds from Maturities of Securities
        Available for Sale                                                                           5,068              6,718
    Proceeds from Sales of Securities
        Available for Sale                                                                           2,604                  -
    Net Change in Loans                                                                              3,017              4,745
    Purchases of Premises and Equipment                                                                (50)               (41)
                                                                                            --------------     --------------
            Net Cash Provided/(Used) by Investing Activities                                        (1,336)             7,368
                                                                                            --------------     --------------

Cash Flows from Financing Activities:
    Net Change In
        Noninterest-Bearing, Interest-Bearing Demand and
            Savings Deposits                                                                         2,489             (1,915)
        Certificates and Other Time Deposits                                                           659             (3,060)
        Short-term Borrowings                                                                          282                214
    Repayment of Long-term Debt                                                                       (260)              (260)
    Dividends Paid                                                                                       -               (265)
                                                                                            --------------     --------------
            Net Cash Provided/(Used) by Financing Activities                                         3,170             (5,286)
                                                                                            --------------     --------------
Net Change in Cash and Cash Equivalents                                                              1,598                843
Cash and Cash Equivalents -
    Beginning of Year                                                                               18,005             16,925
                                                                                            --------------     --------------
    End of Period                                                                           $       19,603     $       17,768
                                                                                            ==============     ==============

